UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2007
Ixia

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 818.871.1800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	1

Item 9.01	Financial Statements and Exhibits	1

EXHIBIT 3.1

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b)
     In connection with the appointment by the Board of Directors of Ixia (the “Company”) of Alan Grahame as Vice President, Worldwide Sales on November 12, 2007, David Anderson ceased to serve as the Company’s Senior Vice President, Worldwide Sales and Business Development Operations and as an executive officer of the Company as of that date. The Company and Mr. Anderson are currently discussing other opportunities for Mr. Anderson within the Company.
     On November 12, 2007, Jean-Claude Asscher notified the Board of Directors that he would retire as Chairman of the Board of Directors and as a Director of Ixia, effective December 31, 2007. Mr. Asscher has served in these positions since 1997. In accepting Mr. Asscher’s resignation and in recognition of his contributions as a founder and Director of the Company, the Board of Directors has elected Mr. Asscher to the honorary position of Chairman Emeritus, effective January 1, 2008. As Chairman Emeritus, Mr. Asscher may attend meetings of the Board and its Committees, but will not have any voting rights or be entitled to receive any compensation.
     On November 12, 2007, the Board of Directors appointed Errol Ginsberg, the Chief Executive Officer, a Director and a founder of the Company, as Chairman of the Board to succeed Mr. Asscher, effective January 1, 2008.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Nasdaq Stock Market, LLC (“Nasdaq”) has adopted rules that require Nasdaq-listed companies to be eligible to participate in a direct registration system (“DRS”) by January 1, 2008. DRS refers to a system in which an issuer’s shares are uncertificated and held in book entry form only. To ensure that the Company’s securities are DRS eligible, on November 12, 2007, the Board of Directors amended Sections 2.7 and 2.8 of Article II of the Company’s Bylaws, as amended (the “Bylaws”), to permit the Company’s securities to be either certificated or uncertificated, as determined from time to time by the Board of Directors. Prior to the amendment, the Bylaws required that all of the Company’s securities be certificated.
     A copy of the Company’s Bylaws, including the amendment approved by the Board of Directors on November 12, 2007, is included as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
          The following Exhibit 3.1 is filed as part of this Report:
          3.1 Bylaws of Ixia, as amended

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: November 16, 2007	By:	/s/ Errol Ginsberg
Errol Ginsberg
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of Ixia, as amended

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